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                                                                  EXHIBIT 99.(J)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports dated February 19, 1999 and to all references to our firm included in or made a part of this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Driehaus Mutual Funds.



                                                             Arthur Andersen LLP

Chicago, Illinois,
June 2, 1999